Net Loss Per Share (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Net Loss Per Share
Common Stock Equivalents Excluded From the Computation of Diluted Net Income (Loss) Per Share

The following common stock equivalents have also been excluded from the computation of diluted net loss per share for the periods presented because including them would have been antidilutive (in thousands):

	Three Months Ended March 31,
	2021	2020
Stock options	597	157
RSAs	4,184	4,184
RSUs (non-vested)	6,050	9,120
Total	10,831	13,461

The following common stock equivalents have also been excluded from the computation of diluted net loss per share for the periods presented because including them would have been antidilutive (in thousands):

	Year Ended December 31,
	2020	2019	2018
Stock options	597	157	304
RSAs	4,184	4,184	4,184
RSUs	6,320	9,540	6,427
Total	11,101	13,881	10,915